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                                                                    Exhibit 23.1

                             DELOITTE & TOUCHE LLP

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-5935, 33-19342, 33-32986, 33-38749, 33-39421, 33-49960, 33-56524 and
33-60957 of The Good Guys, Inc. on Form S-8 of our report dated November 20, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Good Guys, Inc. for the year ended September 30, 1996.

/s/ DELOITTE & TOUCHE LLP



December 30, 1996